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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 FORM 8-K/A
                              CURRENT REPORT

     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934:

     Date of Report (Date of earliest event reported):
                             May 8, 2002

                             CAGLE'S, INC.
          (Exact name of registrant as specified in its charter)

      GEORGIA                     1-7138                   58-0625713
(State of Incorporation)   (Commission File Number)   (IRS Employer ID No.)

2000 Hills Avenue, N.W., Atlanta, Ga.          30318
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (404) 355-2820

Item 1  Changes in control of registrant
        N/A

Item 2  Acquisition or disposition of assets
        N/A

Item 3  Bankruptcy or Receivership
        N/A

Item 4  Changes in Registrants Certifying Accountant
        N/A

Item 5  Other Events
        Sale of company's interest in Cagle Foods JV LLC and Cagle Foods Credit LLC. Original filing on May 9, 2002 is amended to include pro-forma financial statements.

Item 6  Resignations of Registrants Directors
        N/A

Item 7  Financial Statements and Exhibits
        ProForma financial statements are provided to show the effect of the sale of the Company's sale of its interest in Cagle Foods JV LLC and Cagle Foods Credit LLC, as if the sale had occurred at the beginning for the fiscal year ended March 30, 2002.

To show effect of sale of Company's interest in Cagle Foods JV LLC and Cagle Foods Credit LLC on April 30, 2002


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To show Pro Forma affected sale of Company's interest in Cagle Foods JV LLC and Cagle Foods Credit on April 30, 2002

                                     Actual                          ProForma
                                     3/30/02      Dr         Cr        2002
..                                   --------   --------   --------   --------
Net Sales                            353,792          0          0    353,792

   Cost and Expense:
     Cost of Sales                   356,948          0          0    356,948
     Selling & Delivery               10,259          0          0     10,259
     General/Administration            8,350          0          0      8,350
..                                   --------   --------   --------   --------
Total Cost & Expense                 375,557          0          0    375,557
..                                   --------   --------   --------   --------

Operating Income                     (21,765)         0          0    (21,765)
..                                   --------   --------   --------   --------
   Other Income(Expense)
   Interest Expense                   (9,852)         0      3,000     (6,852)
   Other Income (Net)                  1,213          0     17,516     18,729
..                                   --------   --------   --------   --------
(Loss)Income before equity in
  earnings of Uncon. Affiliate
  and income taxes                   (30,404)         0     20,516     (9,888)
..                                   --------   --------   --------   --------
Equity in earnings of
  unconsolidated affiliates           10,958     (6,906)         0      4,052
..                                   --------   --------   --------   --------
Income before income taxes           (19,446)    (6,906)    20,516     (5,836)
(Benefit)Provision for income tax     12,485     (5,238)         0      7,247
..                                   --------   --------   --------   --------
Net Income (Loss)                     (6,961)   (12,144)    20,516      1,411

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:
 Basic                                 4,743                            4,743
..                                   ========   ========   ========   ========
 Diluted                               4,743                            4,743
..                                   ========   ========   ========   ========

PER COMMON SHARE:
 Net (loss) income
  Basic                             $  (1.47)                        $    .30
..                                   ========   ========   ========   ========
  Diluted                           $  (1.47)                        $    .30
..                                   ========   ========   ========   ========
  Dividends                         $      -                         $      0
..                                   ========   ========   ========   ========

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To show Pro Forma affected sale of Company's interest in Cagle Foods JV LLC and Cagle Foods Credit on April 30, 2002

Consolidated Balance Sheets
                                     Actual                          ProForma
                                     3/30/02      Dr         Cr        2002
..                                   --------   --------   --------   --------
ASSETS
CURRENT ASSETS:
Cash . . . . . . . . . . . . . . . $      91          0          0         91
 Trade accounts receivable, less
  allowance for doubtful accounts
  of $446  . . . . . . . . . . . .    16,919          0          0     16,919
 Inventories . . . . . . . . . . .    34,176          0          0     34,176
 Refundable income taxes . . . . .    10,016          0      5,238      4,778
 Other current assets  . . . . . .       559          0          0        559
..                                   --------   --------   --------   --------
Total current assets . . . . . . .    61,761          0      5,238     56,523
..                                   --------   --------   --------   --------

INVESTMENTS IN AND RECEIVABLES
 FROM	UNCONSOLIDATED AFFILIATES. .    45,136          0     37,545      7,591
..                                   --------   --------   --------   --------
OTHER ASSETS . . . . . . . . . . .     2,232          0          0      2,232
..                                   --------   --------   --------   --------
ASSETS HELD FOR SALE . . . . . . .     6,738          0          0      6,738
..                                   --------   --------   --------   --------
PROPERTY, PLANT AND EQUIPMENT, . .   198,293          0          0    198,293
 Less accumulated depreciation . .   (74,209)         0          0    (74,209)
..                                   --------   --------   --------   --------
Property, plant and equipment, net   124,084          0          0    124,084
..                                   --------   --------   --------   --------
TOTAL ASSETS . . . . . . . . . . . $ 239,951   $      0   $ 42,783   $197,168
..                                   ========   ========   ========   ========

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LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Current maturities of long-term
  debt . . . . . . . . . . . . . . $   9,921   $      0   $      0   $  9,921
 Accounts payable  . . . . . . . .    24,143      1,155          0     22,988
 Accrued expenses  . . . . . . . .     8,847          0          0      8,847
..                                   --------   --------   --------   --------
  Total current liabilities  . . .    42,911      1,155          0     41,756
..                                   --------   --------   --------   --------

LONG-TERM DEBT   . . . . . . . . .   114,885     50,000          0     64,885
..                                   --------   --------   --------   --------
DEFERRED INCOME TAX LIABILITIES. .    11,831          0          0     11,831
..                                   --------   --------   --------   --------
OTHER NONCURRENT LIABILITIES . . .     5,927          0          0      5,927
..                                   --------   --------   --------   --------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
 Preferred stock, $1 par value;
  1,000 shares authorized, none
  issued                                   0          0          0          0
 Common stock, $1 par value;
  9,000 shares authorized,
  4,748 shares issued and 4,745
  and 4,743 shares outstanding
  in 2002   . . . . . . . . . . . .    4,748          0          0      4,748
Treasury stock, at cost . . . . . .      (94)         0          0        (94)
 Additional paid-in capital . . . .    4,198          0          0      4,198
 Retained earnings  . . . . . . . .   56,402          0      8,372     64,774
 Other comprehensive income (loss).     (857)         0          0       (857)
..                                   --------   --------   --------   --------
  Total stockholders' equity  . . .   64,397          0          0     72,769
..                                   --------   --------   --------   --------
 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY. . . . . . . $239,951   $ 51,155   $  8,372   $197,168
..                                   ========   ========   ========   ========

See accompanying notes to ProForma financial statements.

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Notes to ProForma Financial statements as of 3/30/02

1. ProForma statements are prepared to show the effects on the Financial Statements of the company dated 3/30/02 assuming that the sale of the Company's interest in Cagle Foods JV LLC and Cagle Foods Credit LLC had occurred at the beginning of the Fiscal year ended 3/30/02.
2. Adjusting entries made to prepare the ProForma statements are shown.
3. Company assumes that entire proceeds of sale applied to reduce debt with a resulting reduction of the interest expense of $3,000,000 for the year.
4. A gain of $17,516,000 was assumed and the earnings reported for the sold entities was eliminated for the year.
5. Income tax provision was adjusted for the change in income.


Item 8  Change in Fiscal year
        N/A

Item 9  Regulation FD Disclosure
        N/A

Signatures

Pursuant to the requirements of the Securities Acts of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Cagle's, Inc.
                                  (Registrants)

                                  /S/ Kenneth R. Barkley
Date: June 26, 2002               Kenneth R. Barkley
                                  Senior Vice President Finance/Treasurer/CFO
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